UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
June 15, 2021
Date of Report (Date of earliest event reported)

CRITEO S.A.
(Exact name of registrant as specified in its charter)

France	001-36153	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32 Rue Blanche	Paris	France	75009
(Address of principal executive offices)			(Zip Code)
+33 14 040 2290
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value €0.025 per share	CRTO	Nasdaq Global Select Market
Ordinary Shares, nominal value €0.025 per share*		Nasdaq Global Select Market

*Not for trading, but only in connection with the registration of the American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.03	Amendment to Bylaws

On June 15, 2021, the shareholders of Criteo S.A. (the "Company") amended and restated the by-laws (statuts) of the Company, effective immediately. Article 11 of the by-laws of the Company has been amended to provide for a Vice-chairperson of the board of directors of the Company (the “Board of Directors”). Article 12.4 of the by-laws of the Company has been amended to remove the requirement that an in-person Board of Directors meeting be held for the dismissal of the CEO for any cause other than willful misconduct.

The foregoing description is qualified in its entirety by the amended by-laws, the English translation of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

ITEM 5.07	Submission of Matters to a Vote of Security Holders

On June 15, 2021, the Company held its 2020 Annual Combined General Meeting of Shareholders (the "2020 Annual General Meeting") in closed session. The number of votes cast for and against and the number of abstentions with respect to each matter voted upon at the 2021 Annual General Meeting are set forth below. Because none of the matters voted upon at the 2021 Annual General Meeting were considered “routine” under relevant stock exchange rules, brokers were not permitted to exercise discretion with respect to any matter; accordingly, there were no broker non-votes with respect to any matter.

1.The resolution renewing the term of office of Ms. Rachel Picard as Director was approved, based upon the following votes:

Voted For	Voted Against	Abstained
58,426,309	1,555,358	125,990

2.The resolution renewing the term of office of Ms. Nathalie Balla as Director was approved, based upon the following votes:

Voted For	Voted Against	Abstained
58,890,508	1,093,320	123,829

3.The resolution renewing the term of office of Mr. Hubert de Pesquidoux as Director was approved, based upon the following votes:

Voted For	Voted Against	Abstained
58,808,879	1,174,507	124,271

4.The resolution ratifying the temporary appointment by the Board of Directors of Ms. Megan Clarken as Director was approved, based upon the following votes:

Voted For	Voted Against	Abstained
59,467,519	518,925	121,213

5.The resolution approving, on a non-binding advisory basis, the compensation for the named executive officers of the Company, was approved, based upon the following votes:

Voted For	Voted Against	Abstained
58,096,082	1,824,481	187,094

6.The resolution approving the statutory financial statements for the fiscal year ended December 31, 2020 was approved, based upon the following votes:

Voted For	Voted Against	Abstained
59,938,601	40,889	128,167

7.The resolution approving the consolidated financial statements for the fiscal year ended December 31, 2020 was approved, based upon the following votes:

Voted For	Voted Against	Abstained
59,939,961	40,588	127,108

8.The resolution approving the allocation of profits for the fiscal year ended December 31, 2020 was approved, based upon the following votes:

Voted For	Voted Against	Abstained
59,939,015	45,383	123,259

9.The resolution delegating authority to the Board of Directors to execute a buyback of Company stock in accordance with L. 225-209-2 of the French Commercial Code was approved, based upon the following votes:

Voted For	Voted Against	Abstained
59,709,463	208,758	189,436

10.The resolution delegating authority to the Board of Directors to reduce the Company’s share capital by cancelling shares as part of the authorization to the Board of Directors allowing the Company to buy back its own shares in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code was approved, based upon the following votes:

Voted For	Voted Against	Abstained
59,931,597	48,759	127,301

11.The resolution delegating authority authorization to be given to the Board of Directors to reduce the Company’s shares capital by cancelling shares acquired by the Company in accordance with the provisions of Article L. 225-208 of the French Commercial Code was approved, based upon the following votes:

Voted For	Voted Against	Abstained
59,933,201	46,623	127,833

12.The resolution delegating authority to be given to the Board of Directors to reduce the share capital by way of a buyback of Company stock followed by the cancellation of the repurchased stock was approved, based upon the following votes:

Voted For	Voted Against	Abstained
59,611,064	306,918	189,675

13.The resolution approving the maximum number of shares that may be issued or acquired pursuant to the authorizations given to the Board of Directors by the Shareholders’ Meeting dated June 25, 2020 to grant OSAs (options to subscribe for new Ordinary Shares) or OAAs (options to purchase Ordinary Shares), time-based restricted stock units (Time-Based RSUs) and performance-based restricted stock units (Performance-Based RSUs) pursuant to resolutions 16 to 18 of the Shareholders’ Meeting dated June 25, 2020 was approved, based upon the following votes:

Voted For	Voted Against	Abstained
51,968,777	8,006,523	132,357

14.The resolution delegating authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, for the benefit of a category of persons meeting predetermined criteria (underwriters), without shareholders’ preferential subscription rights was approved, based upon the following votes:

Voted For	Voted Against	Abstained
56,735,269	2,906,501	465,887

15.The resolution delegating authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares or any securities giving access to the Company’s share capital through a public offering referred to in paragraph 1° of article L. 411-2 of the French Monetary and Financial Code, without shareholders’ preferential subscription rights was approved, based upon the following votes:

Voted For	Voted Against	Abstained
56,734,206	2,907,219	466,232

16.The resolution delegating authority to the Board of Directors to increase the Company’s share capital through incorporation of premiums, reserves, profits or any other amounts that may be capitalized was approved, based upon the following votes:

Voted For	Voted Against	Abstained
59,590,675	54,390	462,592

17.The resolution delegating authority to the Board of Directors to increase the number of securities to be issued as a result of a share capital increase without shareholders’ preferential subscription rights pursuant to items 14 and 15 above (“green shoe”) was approved, based upon the following votes:

Voted For	Voted Against	Abstained
56,734,173	2,907,677	465,807

18.The resolution delegating authority to the Board of Directors to increase the Company’s share capital by way of issuing shares and securities giving access to the Company’s share capital for the benefit of members of a Company savings plan (plan d'épargne d’entreprise) was approved, based upon the following votes:

Voted For	Voted Against	Abstained
59,334,568	307,562	465,527

19.The resolution approving the overall limits on the amount of ordinary shares to be issued pursuant to items 14 to 16 and 18 above was approved, based upon the following votes:

Voted For	Voted Against	Abstained
59,589,054	51,797	466,806

20.The resolution approving the amendment to Article 11 of the by-laws of the Company to provide for a Vice-chairperson of the Board of Directors was approved, based upon the following votes:

Voted For	Voted Against	Abstained
59,593,587	50,916	463,154

21.The resolution approving the amendment of Article 12.4 of the by-laws of the Company to remove the requirement that an in-person Board of Directors meeting be held for the dismissal of the CEO for any cause other than willful misconduct. was approved, based upon the following votes:

Voted For	Voted Against	Abstained
59,845,347	133,148	129,162

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
3.1	By-laws (statuts) (English translation)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Criteo S.A.

Date: June 16, 2021	By:	/s/ Ryan Damon
	Name:	Ryan Damon
	Title:	Executive Vice President, General Counsel and Secretary